Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FIRST TRUST TCW SECURITIZED PLUS ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED March 11, 2025

On March 10, 2025, the Board of Trustees of the Trust (the “Board”) voted to terminate the Fund’s investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P, the Fund’s investment advisor (“FTA”), and TCW Investment Management Company LLC, the Fund’s investment sub-advisor, (the “Sub-Advisory Agreement”) effective at the close of business on May 9, 2025 (the “Termination”). FTA will continue to serve as investment advisor to the Fund and will assume portfolio management responsibilities for the Fund upon the Termination.

In connection with FTA’s assumption of portfolio management responsibilities for the Fund upon the Termination, the Fund will continue to be managed in a manner consistent with the investment strategies and policies currently described in the Fund’s prospectus. The name of the Fund will also be changed to remove “TCW” at such time.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE